UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2009

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 30, 2009, the board of directors (the “Board”) of Sun Communities, Inc. (the “Company”) adopted and approved, effective immediately, First Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The changes to the Amended and Restated Bylaws, which do not require stockholder approval, generally have the effect of modernizing and clarifying the Bylaws, in some cases by setting forth specific procedures for actions by stockholders and directors and conforming certain provisions of the Amended and Restated Bylaws to the current provisions set forth in the Maryland General Corporation Law (“MGCL”).

The following is a summary of changes effected by the adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.2 hereto and incorporated herein by reference:

Article II - Meetings of Stockholders

Section 3: The Amended and Restated Bylaws update the advance notice provisions for stockholder meetings; including, requesting record dates, requesting a special meeting, revoking a special meeting request, and setting the date, time and place of stockholder meetings. The Amended and Restated Bylaws also address the appointment of inspectors of elections to review requests for special meetings.

Section 4: The Amended and Restated Bylaws clarify statutory parameters for setting a record date for the purpose of determining the stockholders who are entitled to receive notice or to vote at any meeting.

Section 5: The Amended and Restated Bylaws provide: (i) for notice of meetings of stockholders to be given by electronic transmission; (ii) for the "householding" of notices as permitted under the MGCL; (iii) that a minor irregularity in providing notice of a meeting of stockholders will not affect the validity of the meeting; and (iv) for procedures by which such a meeting may be canceled or postponed.

Section 7: The Amended and Restated Bylaws address: (i) when quorum is established at a stockholders’ meeting if approval by a separate vote of one or more classes or series of stock is required; (ii) what type of vote is counted for purposes of establishing quorum; (iii) the withdrawal of enough stockholders from a meeting to leave less than a quorum; (iv) actions taken at a meeting that do not meet quorum requirements; and (v) adjournment of a meeting by the chairman of such meeting.

Section 8: The Amended and Restated Bylaws clarify the procedures for the organization and conduct of meetings of stockholders and set forth the powers of the chairman of the meeting.

Section 12: The Amended and Restated Bylaws provide for the appointment of inspectors at stockholders meetings and clarify the responsibilities of the inspectors.

Section 13: The Amended and Restated Bylaws expand the information required to be provided by any stockholder who proposes business or a nominee for election to the Board at an annual meeting of stockholders or at a special meeting called for the purpose of electing directors.

Article II - Board of Directors

Section 1: The Amended and Restated Bylaws acknowledge that the Board does not have powers that are conferred on or reserved to the stockholders and provides that actions by a director are valid even if it is later discovered that there was some defect in the election of such director or such director was disqualified at the time the action was taken.

Section 4: The Amended and Restated Bylaws give the Board broad discretion to adopt any director qualifications it deems appropriate.

Section 5: The Amended and Restated Bylaws clarify the procedure for a director to resign and the corresponding effective date of such resignation.

Section 8: The Amended and Restated Bylaws provide for notice of meetings of directors by electronic transmission. The previous provisions for notice by telegram was deleted.

Section 11: The Amended and Restated Bylaws clarify who presides over Board meetings and who acts as the secretary at such meetings.

Section 14: The Amended and Restated Bylaws provide that vacancies on the Board shall be filled in accordance with Section 3-804(c) of the MGCL.

Section 20: The Amended and Restated Bylaws provide for procedures to call a meeting of the Board in the event of a catastrophe or similar emergency.

Article IV – Committees

Section 1: The Amended and Restated Bylaws provide that: (i) committees now require at least one director; (ii) committees may adopt a charter subject to Board approval; (iii) members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee must meet applicable “Independent Director” tests; and (iv) the Board can change committee members, fill vacancies or dissolve committees at any time.

Section 5: The Amended and Restated Bylaws clarify: (i) how many members of a committee are required for quorum; and (ii) how many members must vote in connection with the approval of an action by a committee. In addition, the Amended and Restated Bylaws require a committee to take and provide minutes.

Article V - Officers

Section 7: The Amended and Restated Bylaws clarify that the Chairman of the Board: (i) has no individual authority to act for the Company as an officer of the Company; (ii) shall hold office until his or her successor is elected and qualified or until the earlier of his or her death, resignation, removal or disqualification; and (iii) presides over the meetings of stockholders only when the Board has not designated another person to serve in such capacity.

Sections 11 and 12: The Amended and Restated Bylaws delete the requirement that the Treasurer and Assistant Treasurer post bonds.

Article VI - Contracts, Loans, Checks and Deposits

Section 3: The Amended and Restated Bylaws permit investment of Company funds by the Board.

Article VII - Stock

Section 4: The Amended and Restated Bylaws restrict the payment of a dividend, or allotment of any other rights, to not more than sixty days after the date on which a resolution of the Board declaring such dividend or allotment is adopted.

Section 6: The Amended and Restated Bylaws enumerate the powers of the Board with respect to fractional shares, including causing the Company to eliminate fractional interests by rounding, arranging for the disposition of a fractional interest and paying cash for the fair value of a fractional share.

Section 7: The Amended and Restated Bylaws provide that the Board has the power to adopt any rules, not inconsistent with the Amended and Restated Bylaws, as it deems necessary with respect to the issuance, certification, transfer and registration of shares of stock.

Article XI - Indemnification

Section 2: The Amended and Restated Bylaws restrict the Company, subject to certain exceptions, from providing indemnification or advancing expenses to a covered person for a proceeding brought against the Company.

Section 3: The Amended and Restated Bylaws permit the Company to advance expenses to a covered person incurred in connection with an appearance as a witness in a proceeding when such person has not been made a named defendant or respondent in such proceeding.

Section 5: The Amended and Restated Bylaws require that any indemnification, or advance of expenses in accordance with the Amended and Restated Bylaws must be reported in writing with the notice of the next meeting of stockholders or prior to the meeting.

Section 6: The Amended and Restated Bylaws clarify that excise taxes with respect to employee benefit plans are considered a “fine” under this Article.

Article XIII - Waiver of Notice

The Amended and Restated Bylaws revise this Article to include language contemplating waiver of notice by electronic transmission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit #	Description
3.2	First Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 6, 2009	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

SUN COMMUNITIES, INC.

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
3.2	First Amended and Restated Bylaws